UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2019

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 363-3000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Universal Security Instruments, Inc. (the “Company”) was held on October 31, 2019. The matters submitted to the stockholders for a vote were: (i) the election of two directors; (ii) a non-binding resolution approving the compensation of the executive officers named in the proxy statement; (iii) a non-binding vote on the frequency of stockholder votes on the compensation of the executive officers named in the proxy statement; and (iv) the authorization of the Company’s Board of Directors to accept the selection by the Audit Committee of an outside auditing firm for the Company’s 2020 fiscal year.

Of the 2,312,887 shares entitled to notice of and to vote at the meeting, 1,430,466 shares (or 61.84% of the total shares) were represented at the meeting.

(i)	The nominees submitted for election as directors were Cary Luskin and Ira F. Bormel, each for a term of three years, as described in the Proxy Statement distributed to stockholders in connection with the meeting. The following are the voting results (in number of shares) with respect to the election of directors:

Name	For	Withhold	Abstain	Broker Non-Votes
Cary Luskin	357,616	119,537	0	953,313
Ira F. Bormel	364,025	113,128	0	953,313

As a result, the nominees were elected. Harvey B. Grossblatt and Ronald A. Seff, M.D. were not up for re-election and continue in office as Directors after the Meeting.

(ii)	The results of the vote on the non-binding resolution approving the compensation of the executive officers named in the proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
353,838	114,363	8,950	953,313

As a result, the resolution was approved.

(iii)	The results of the non-binding vote on the frequency of stockholder votes on the compensation of the executive officers named in the proxy statement were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
281,803	7,744	114,398	73,208	953,313

As a result, the frequency of every year was approved. Consistent with the non-binding vote of the stockholders, the Company has determined to hold future advisory votes on executive compensation every year.

(iv)	The results of the vote on the proposal to authorize selection of an auditor were as follows:

For	Against	Abstain	Broker Non-Votes
1,233,920	100,634	95,912	0

As a result, the proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: November 1, 2019	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt President